U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 {X}

               Pre-Effective Amendment No.  _


               Post-Effective Amendment No. 6

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}

               Amendment No.                7


                        (Check appropriate box or boxes)

                            DUNHILL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              700 W. Pete Rose Way
                             Cincinnati, Ohio 45203
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 721-4800

                                Jasen M. Snelling
                             CityFund Advisory, Inc.
                              700 W. Pete Rose Way
                             Cincinnati, Ohio 45203
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


/ /  immediately upon filing pursuant to paragraph(b)
/ /  on (  ) pursuant to paragraph(b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (  ) pursuant to paragraph (a)(1)
/X/  75 days after filing pursuant to paragraph (a)(2)
/ /  on (  ) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                              September 18, 2001

                           REGIONAL OPPORTUNITY FUND:
                              OHIO INDIANA KENTUCKY

================================================================================

The investment objective of the REGIONAL OPPORTUNITY FUND: OHIO INDIANA KENTUCKY is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund") is a non-diversified, open-end series of Dunhill Investment Trust, a registered management investment company.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them for investment merit and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                                     [LOGO]
                                    REGIONAL
                                   OPPORTUNITY
                                      FUND
                             OHIO, INDIANA, KENTUCKY

           For information or assistance in opening an account, please call Toll-Free 1-877-624-6465.

TABLE OF CONTENTS
================================================================================

     Risk/Return Summary ............................................     2
     Synopsis of Costs and Expenses .................................     3
     Investment Objective, Investment Policies
       and Risk Considerations ......................................     4
     Pricing Alternatives ...........................................     8
     How to Purchase Shares .........................................    13
     How to Redeem Shares ...........................................    14
     How Shares are Valued ..........................................    16
     Management of the Fund .........................................    17
     Distributor and Distribution Plan ..............................    18
     Dividends, Distributions and Taxes .............................    19
     Financial Highlights ...........................................    20

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in common stocks and other equity securities of publicly-traded companies headquartered in the Cincinnati tri-state region, and those companies having a significant presence in the tri-state region. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective.

The Fund's investment advisor (the "Advisor") will generally focus on companies that have exhibited a history of ten years or more of increased earnings and/or dividend distributions per share. The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and investment grade convertible bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Stock market movements will affect the Fund's share price on a daily basis. Declines are possible both in the overall stock market and in the types of securities held by the Fund. The market value of common stocks and other equity securities can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial markets. As a result, there is a risk that you could lose money by investing in the Fund. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objective. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The Fund's concentration in companies headquartered in or having a significant presence in the Cincinnati tri-state regional generally will tie the performance of the Fund to the economic environment of Cincinnati and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in the Cincinnati tri-state region will continue in the future. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in a limited number of issuers concentrated in a small geographic area, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence that the value of shares of a diversified investment company which does not invest primarily in a single geographic area.

PERFORMANCE SUMMARY. The bar chart and performance table shown below provide an indication of the risks of investing in the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Returns are provided for Class B shares only since it is the only class of shares that has completed a full year of operations as of December 31, 2000. Sales loads are not reflected in the bar chart, and if sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
          23.42%            54.83%            31.25%           -19.69%
--------------------------------------------------------------------------------
           1997              1998              1999              2000


During the period shown in the bar chart, the highest return for a quarter was 34.46% during the quarter ended December 31, 1998 and the lowest return for a quarter was -21.46% during the quarter ended December 31, 2000. The Fund's 2001 year-to-date return as of June 30th was -x.xx%.


Average Annual Total Returns for Periods Ended December 31, 2000:

                                      One Year   Since Inception (July 24, 1996)
                                      --------   -------------------------------
     Regional Opportunity Fund         -24.69%               18.91%
       (Class B)
     Standard & Poor's 500 Index*      - 9.11%               20.04%

*The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                Class A    Class B    Class C
                                                                -------    -------    -------
     Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price)                    4.00%      None       None
     Maximum Contingent Deferred Sales Load
          (as a percentage of original purchase price
          or redemption proceeds, whichever is lower)            None*      5.00%      1.00%
     Sales Load Imposed on Reinvested Dividends                  None       None       None
     Redemption Fee                                              None       None       None

     * Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                                Class A    Class B    Class C
                                                                -------    -------    -------
     Management Fees(1)                                          1.20%      1.20%      1.20%
     Distribution (12b-1) Fees                                    .25%      1.00%      1.00%
     Other Expenses                                              1.26%      1.26%      1.26%
                                                                -------    -------    -------
     Total Annual Fund Operating Expenses(2)                     2.71%      3.46%      3.46%


(1) After waivers of management fees, such fees were .49% for the fiscal year ended February 28, 2001.

(2) After waivers of management fees, Total Annual Fund Operating Expenses for Class B and Class C shares were 2.75% during the fiscal year ended February 28, 2001. Waivers of management fees are expected to continue indefinitely in order to maintain Total Annual Fund Operating Expenses at or below 2.20% for Class A shares and at or below 2.95% for Class B shares and Class C shares. However, management fee waivers may be terminated at any time and there is no assurance that these waivers will continue in the current or future fiscal years.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     Class A         Class B         Class C
                                     -------         -------         -------
     1 Year                          $  663          $  849          $  449
     3 Years                          1,208           1,362           1,062
     5 Years                          1,777           1,898           1,798
     10 Years                         3,320           3,571           3,738


You would pay the following expenses if you did not redeem your shares:


                                     Class A         Class B         Class C
                                     -------         -------         -------
     1 Year                          $  663          $  349          $  349
     3 Years                          1,208           1,062           1,062
     5 Years                          1,777           1,798           1,798
     10 Years                         3,320           3,571           3,738


INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
================================================================================

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the Cincinnati tri-state region ("Tri-State Regional Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority of the Fund's shares, as defined by the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT SELECTION. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in Tri-State Regional Securities. The Advisor will generally focus on common stocks and other equity securities of companies headquartered or having a significant presence in the Cincinnati tri-state region that have exhibited a history of ten years or more of increased earnings and/or dividend distributions per share. The Fund will generally remain fully invested at all times.

The Advisor believes that the demographic and economic characteristics of Greater Cincinnati and the Cincinnati tri-state region, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the Cincinnati tri-state region, or having a significant presence in the region by virtue of having a significant portion of their corporate earnings generated from operations in the region, have a greater than average potential for capital appreciation. For these purposes, the Advisor defines the Cincinnati tri-state region to be Greater Cincinnati and its surrounding area, including all of Ohio, Kentucky and Indiana. If a company is not headquartered in the Cincinnati tri-state region, the Advisor will consider such company as having a "significant presence" in the Cincinnati tri-state region if 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in the region and/or the company employs 500 or more in its operations within the region.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities (with at least 65% of the Fund's total assets invested in Tri-State Regional Securities). The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

RISK CONSIDERATIONS. The Fund's concentration in companies headquartered in or having a significant presence in the Cincinnati tri-state region generally will tie the performance of the Fund to the economic environment of Cincinnati and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in the Cincinnati tri-state region will continue in the future. Moreover, the Fund's portfolio may include securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in imbalances relative to diversification by industry sector. These limitations may also restrict the Advisor from using certain traditional analytical measures employed to select investments and also exclude some strategies that could offer superior performance or reduce fluctuations in the values of such assets.

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund is a non-diversified investment company and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options. Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Advisor expects that the Fund's use of covered calls will be very limited in scope.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not purchase more than 3% of the outstanding voting securities of any investment company.

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the Fund's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities are restricted securities, which cannot be resold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PRICING ALTERNATIVES
================================================================================


The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. These classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class B and Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. The Fund's future return cannot be predicted, however, and there can be no assurance that this would be the case.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares; however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:

                                                                  CONVERSION
CLASS      SALES LOAD                         12B-1 FEE             FEATURE

--------------------------------------------------------------------------------

A          Maximum 4.00% initial                0.25%                None
           sales load, reduced for
           purchases of $50,000 and
           over; shares sold without
           an initial sales load
           may be subject to a
           1.00% contingent deferred
           sales load during first year

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B          Maximum 5.00% contingent             1.00%         Class B shares
           deferred sales load                                will automatically
           during the first year,                             convert to Class
           decreasing to 0% after                             A shares after
           five years                                         approximately
                                                              eight years

--------------------------------------------------------------------------------

C          1.00% contingent deferred            1.00%                None
           sales load during first year

--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class A Shares.

CLASS A SHARES--INITIAL SALES LOAD

Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Adviser to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily assets allocable to Class A shares.

The following table illustrates the sales load breakpoints for the purchase of Class A shares:

                                       Sales Load as % of:
                                       -------------------            Dealer
                                      Public         Net           Reallowance
                                     Offering       Amount        as % of Public
Amount of Investment                   Price       Invested       Offering Price
--------------------                   -----       --------       --------------
Less than $50,000                      4.00%         4.17%             3.50%
$50,000 but less than $100,000         3.50          3.63              3.00
$100,000 but less than $250,000        3.00          3.09              2.50
$250,000 but less than $500,000        2.50          2.56              2.00
$500,000 but less than $1,000,000      2.00          2.04              1.50
$1,000,000 or more                     None          None              None

For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission of 1.00% of such purchases may be paid by the Advisor to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Adviser may increase or decrease the reallowance to brokers. The Advisor receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Advisor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Advisor for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Advisor and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has entered into an agreement with the Fund permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Advisor or the Underwriter, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Advisor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Advisor and will be equal to the commission percentage paid at the time of purchase as applied to the NAV at the time of purchase of the Class A shares being redeemed. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

CLASS B SHARES--DEFERRED SALES LOAD

Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within five years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                                                       CDSL as a
             Year Since Purchase                     Percentage of
                Payment Made                        Amount Redeemed
                ------------                        ---------------
                    First                                5.00%
                    Second                               4.00%
                    Third                                3.00%
                    Fourth                               2.00%
                    Fifth                                1.00%
                    Sixth                                None

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. The Advisor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class B shares you have purchased and own.

CLASS C SHARES--LEVEL SALES LOAD

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Advisor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

All sales loads imposed on redemptions are paid to the Advisor. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated and the purchase payments made for all Class C shares in your account are aggregated.


The Fund offers the following waiver policies, which are designed to eliminate the contingent deferred sales load when a shareholder's state of affairs unexpectedly changes or under the other limited circumstances described below. For the waiver to become effective, the shareholder or shareholder's estate must meet all the conditions of the waiver policy. Please note that additional documentation may be required depending on the policy requirements.

1. DEATH. The contingent deferred sales load is waived when death occurs on an individual account if the beneficiary redeems all or part of the investment within one year of death. A letter of instruction to redeem from the estate administrator must accompany a certified certificate of death and a copy of the instrument appointing the administrator. Shares transferred to a beneficiary's account retain the same status as the original account. Death of fewer than all shareholders in a joint account will not qualify a share redemption for the waiver at any time during the period in which the contingent deferred sales load applies. The remaining shareholder(s) retain the same status had the death not occurred.

2. DISABILITY. The contingent deferred sales load is waived when an individual becomes disabled at any age. Disability is defined using the definition contained in the Internal Revenue Code. A person is generally considered disabled if he cannot do any substantial gainful activity (comparable to what he engaged in prior his disability) because of any physical or mental impairment. A physician must determine that the impairment is expected to continue for a long and indefinite period or to result in death. Qualifying shares must be redeemed within one year of the initial disability. Subsequent disabling events may extend the one year redemption period if the disability is separate and distinct from the initial qualifying disability. The following documentation is required:
A letter of instruction to redeem must accompany a copy of Social Security Administration Schedule R or a notarized letter from the shareholder's physician describing the nature of the disability, the date of onset, and a statement that the disability is semi-permanent or expected to result in death.

3. MINIMUM REQUIRED DISTRIBUTIONS. The contingent deferred sales load is waived in connection with distributions from IRA, 403(b)(7), and qualified employee benefit plan accounts due to the shareholder reaching age 70 1/2.

4. INVOLUNTARY REDEMPTIONS. The contingent deferred sales load is waived in connection with involuntary redemptions of Fund shares in accounts with low balances as described in "How to Redeem Shares" below.

5. SYSTEMATIC WITHDRAWAL. The contingent deferred sales load is waived when a shareholder chooses to systematically redeem Fund shares. See "Systematic Withdrawal Plan" below. The waiver will apply only to accounts valued at greater than $10,000, and the total annual redemption may not exceed 15% of the initial value of the Fund shares when the Plan is established. Future distributions must be reinvested. A letter of instruction or Systematic Withdrawal Plan application must be sent to the Advisor.

HOW TO PURCHASE SHARES
================================================================================

Assistance in opening accounts may be obtained from the Advisor by calling Toll Free 1-877-624-6465 or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased for your account may be made through the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the net asset value next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $1,000 ($250 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Fund, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Regional Opportunity Fund, and mail it to:

               REGIONAL OPPORTUNITY FUND
               C/O UNIFIED FUND SERVICES
               P.O. BOX  6110
               INDIANAPOLIS, INDIANA  46206-6110

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at TOLL FREE 1-877-624-6465 before wiring funds, to advise the Fund of the investment, the dollar amount, the applicable shares class and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

               FIRSTAR BANK, N.A.
               ABA# 04-20000-13
               DDA# 821662426
               FOR REGIONAL OPPORTUNITY FUND # 19-7733
               (SHAREHOLDER NAME AND ACCOUNT NUMBER)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value or public offering price as aforementioned. Before making additional investments by bank wire, please call the Fund, TOLL FREE at 1-877-624-6465 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at net asset value or the public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. Shareholders may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

OTHER PURCHASE INFORMATION. Under certain circumstances, the Manager, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Advisor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Advisor in the transaction.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading, less any applicable contingent deferred sales load. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund other than the contingent deferred sales load imposed on certain redemptions of Fund shares. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, Toll Free at 1-877-624-6465 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Regional Opportunity Fund, c/o Unified Fund Services, P.O. Box 6110, Indianapolis, Indiana 46206-6110. Your request for redemption must include:

     1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     2)   any required signature guarantees (see "Signature Guarantees"); and
     3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund, Toll Free at 1-877-624-6465. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-345-4841). The confirmation instructions must include:

     1)   Shareholder name and account number;
     2)   Number of shares or dollar amount to be redeemed;
     3)   Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)   Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Proceeds from the redemption of Fund shares will be reduced by the amount of any applicable contingent deferred sales charge imposed on such shares. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Trust, the Advisor, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Advisor, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Advisor do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Fund for wire redemptions. However, the Advisor reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

HOW SHARES ARE VALUED
================================================================================

The net asset value of shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value per share will be affected by the expenses accrued and payable by the Fund. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
================================================================================

The Fund is a non-diversified series of Dunhill Investment Trust (the "Trust"), an investment company organized as an Ohio business trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Ohio governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. CityFund Advisory, Inc. (the "Advisor") has been retained by the Trust to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees. The Advisor's address is 700 W. Pete Rose Way, Suite 127, Cincinnati, Ohio 45203. The controlling shareholders of the Advisor are Jasen M. Snelling and Jerry A. Smith.

Jasen M. Snelling is primarily responsible for the day-to-day management of the Fund's portfolio and has managed the Fund since June 2001. Mr. Snelling is the President of the Advisor.


Under the Investment Advisory Agreement, the Advisor receives from the Fund a monthly fee equal to the annual rate of 1.2% of the average daily net assets of the Fund. The Advisor currently intends to waive its advisory fees and reimburse the Fund for expenses to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 2.20% per annum of the Fund's average daily net assets allocable to Class A shares and 2.95% per annum of the Fund's average daily net assets allocable to Class B and Class C shares. However, there is no assurance that any voluntary fee waivers or expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed the foregoing limits.


OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, the fees and expenses of the Fund's administrator, custodian and transfer agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the brokerage practices of the Fund.

DISTRIBUTOR AND DISTRIBUTION PLAN
================================================================================

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.


Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted three separate plans of distribution (the "Plans") under which each of its three Classes of shares may directly incur or may reimburse any expenditures to finance any activity primarily intended to result in the sale of Fund shares or the servicing of shareholder accounts, including, but not limited to the following: payments to the Advisor, securities dealers and others for the sale of Fund shares or the servicing of shareholder accounts, including payments used to pay for or finance sales commissions and other fees payable to dealers and others who may sell Fund shares or service accounts of shareholders; payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Advisor; and formulation and implementation of marketing and promotional activities.

The annual  limitation  for payment of expenses  pursuant to the Class A Plan is
 .25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, the Class B shares and the Class C shares may each directly incur or reimburse the Advisor in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares for certain distribution-related expenses as described above. The Class B Plan and the Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Advisor may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

The distribution fees payable under the Plans for Class B and Class C shares are designed to permit an investor to purchase Fund shares through dealers without the assessment of a front-end sales load and at the same time to permit the dealer to compensate its personnel in connection with the sale of the shares. In this regard, the purpose and function of the ongoing distribution fees and the deferred sales load are to provide for the financing of the distribution of Fund shares.


In addition to the payments by the Fund pursuant to the Plans for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges -- front-end charge, 12b-1 fees or contingent deferred charge -- terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plans which are limited to .25% of average daily net assets, are not included in the limit. If in any month the Advisor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund under the Plans are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued under the Plans in one year but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by each class under the Plans during a year may not be carried forward to subsequent years. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. The continuation of the Plans must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends from net investment income, if any, annually and will distribute any net capital gains derived from the sale of securities at least annually. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. Redemptions of shares of the Fund are taxable events on which shareholders may realize a gain or loss.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999 has been audited by Berge & Company LTD, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. The information for periods ended prior to February 28, 1999 was audited by other independent accountants. Information is not provided for Class A shares because the public offering of Class A shares has not commenced as of the date of this Prospectus.


                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                   CLASS B SHARES
                                                      --------------------------------------------------------------------------
                                                         YEAR            YEAR            YEAR            YEAR          PERIOD
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                     FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                                         2001            2000            1999            1998          1997 (a)
                                                      ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
--------------
Net asset value at beginning of period                $    25.40      $    22.16      $    15.41      $    11.33      $    10.46
                                                      ----------      ----------      ----------      ----------      ----------
Income from investment operations
   Net investment loss                                     (0.47)          (0.38)          (0.32)          (0.13)          (0.02)
   Net realized and unrealized gains
      (losses) on investments                              (7.01)           7.76            7.07            4.21            1.30
                                                      ----------      ----------      ----------      ----------      ----------
   Total from investment operations                        (7.48)           7.38            6.75            4.08            1.28
                                                      ----------      ----------      ----------      ----------      ----------

Distributions from net realized gains                      (2.46)          (4.14)             --              --           (0.41)
                                                      ----------      ----------      ----------      ----------      ----------

Net asset value at end of period                      $    15.46      $    25.40      $    22.16      $    15.41      $    11.33
                                                      ==========      ==========      ==========      ==========      ==========

TOTAL RETURN (b)                                        (31.44)%          34.70%          43.80%          36.01%          12.25%
------------                                          ==========      ==========      ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period                           $6,112,924     $13,539,836     $10,115,682     $ 4,965,434      $  646,067

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees            3.46%           3.52%           3.64%           5.81%          12.14%(c)
   After expense reimbursement and waived fees             2.75%           2.70%           2.70%           2.69%           2.66%(c)

Ratio of net investment loss to average net assets       (1.97)%         (2.04)%         (1.87)%         (1.69)%         (1.04)%(c)

Portfolio turnover rate                                      58%            151%             26%             21%             39%(c)

(a) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997. Class B shares were initially purchased on April 10, 1995 by the Adviser, who subsequently redeemed the initial shares on March 13, 1996.
(b)  Calculated without sales charge.
(c)  Annualized.

                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C SHARES
                                                                 ---------------------------
                                                                     YEAR           PERIOD
                                                                    ENDED            ENDED
                                                                 FEBRUARY 28,    FEBRUARY 29,
                                                                     2001          2000 (a)
                                                                  ----------      ----------
PER SHARE DATA
--------------
Net asset value at beginning of period                            $    25.40      $    23.50
                                                                  ----------      ----------
Income from investment operations
   Net investment loss                                                 (0.47)          (0.04)
   Net realized and unrealized gains (losses) on investments           (7.01)           1.94
                                                                  ----------      ----------
   Total from investment operations                                    (7.48)           1.90
                                                                  ----------      ----------

Distributions from net realized gains                                  (2.46)             --
                                                                  ----------      ----------

Net asset value at end of period                                  $    15.46      $    25.40
                                                                  ==========      ==========

TOTAL RETURN (b)                                                    (31.44)%           8.09%
------------                                                      ==========      ==========

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period                                       $  219,617      $   83,338

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees                        3.46%           3.79%(c)
   After expense reimbursement and waived fees                         2.75%           2.70%(c)

Ratio of net investment loss to average net assets                   (1.97)%         (2.18)%(c)

Portfolio turnover rate                                                  58%            151%(c)

(a) Represents the period from the first public offering to shareholders (January 31, 2000) through February 29, 2000.
(b)  Calculated without sales charge.
(c)  Annualized.

                            DUNHILL INVESTMENT TRUST

                REGIONAL OPPORTUNITY FUND: OHIO INDIANA KENTUCKY

                             CUSTOMER PRIVACY POLICY

--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Dunhill Investment Trust (the "Trust"), CityFund Advisory, Inc., the Trust's investment adviser, and Unified Financial Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-877-624-6465   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

                              INVESTMENT ADVISOR
                              CityFund Advisory, Inc.
                              700 W. Pete Rose Way
                              Longworth Hall, Suite 127
                              Cincinnati, Ohio 45203

                              INDEPENDENT AUDITORS
                              Berge & Company LTD
                              20 W. Ninth Street
                              Cincinnati, Ohio 45202

                              CUSTODIAN
                              Firstar Bank
                              425 Walnut Street
                              Cincinnati, Ohio 45202

                              DISTRIBUTOR
                              Unified Financial Securities, Inc.
                              431 North Pennsylvania Street
                              Indianapolis, Indiana 46204

                              COUNSEL
                              Law Offices of Jack A. Donenfeld
                              A Legal Professional Association
                              119 East Court Street
                              Cincinnati, Ohio 45202

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll Free 1-877-624-6465.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No.  811-8719

                       STATEMENT OF ADDITIONAL INFORMATION

                           REGIONAL OPPORTUNITY FUND:
                              OHIO INDIANA KENTUCKY


                               September 18, 2001


                                   A Series of
                            DUNHILL INVESTMENT TRUST
                         700 W. Pete Rose Way, Suite 127
                             Cincinnati, Ohio 45203
                            Telephone: 1-877-624-6465

                                TABLE OF CONTENTS
                                -----------------

DESCRIPTION OF THE TRUST ...................................................   2
INVESTMENT OBJECTIVE AND POLICIES ..........................................   3
INVESTMENT LIMITATIONS .....................................................   7
TRUSTEES AND OFFICERS ......................................................   9
INVESTMENT ADVISOR .........................................................  10
DISTRIBUTOR ................................................................  12
OTHER SERVICES .............................................................  12
BROKERAGE ..................................................................  13
DISTRIBUTION PLANS UNDER RULE 12b-1 ........................................  15
SPECIAL SHAREHOLDER SERVICES ...............................................  16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .............................  18
HOW SHARE PRICE IS DETERMINED ..............................................  20
ADDITIONAL TAX INFORMATION .................................................  20
CALCULATION OF PERFORMANCE DATA ............................................  22
DESCRIPTION OF RATINGS .....................................................  24
FINANCIAL STATEMENTS AND REPORTS ...........................................  28


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated September 18, 2001 for the Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                            DESCRIPTION OF THE TRUST


The Trust, an open-end, management investment company, is an unincorporated business trust organized under Ohio law on March 31, 1998. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Fund is comprised of three different classes of shares - Class A, Class B and Class C. Pursuant to an Agreement and Plan of Reorganization, the Fund, on June 29, 1998, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Maplewood Investment Trust. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information for periods prior to June 29, 1998 relates to the Predecessor Fund.


In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the Investment Company Act of 1940 (the "1940 Act") provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a

Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. For a description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest, see "Description of Ratings."


U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Investments in shares of REITs will subject the Fund to the risks associated with the ownership of real estate. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain risks in addition to those risks associates with investing in the real estate industry in general. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to maintain their exemptions from the Investment Company Act of 1940. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and interest rate risks. Hybrid REITs will be affected by risks inherent in both equity and mortgage REITs.

Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

When a shareholder invests in real estate indirectly through the Fund, the shareholder's return will be reduced not only by his or her proportionate share of the expenses of the Fund, but also indirectly, by similar expenses of the REITs in which the Fund invests. Although the Fund is not limited in the amount of REITs it may acquire, the Fund does not presently intend to invest more than 5% of its net assets in REITs.

WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Fund's Custodian or a securities depository acting for the Custodian will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.


BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

Generally the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate. If warranted by market conditions, the Fund may engage in short-term trading if the Advisor believes the transactions, net of costs, will result in improving the appreciation potential of the Fund's portfolio. For the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the Fund experienced portfolio turnover of 58%, 151% and 26%, respectively. The cause of the higher portfolio turnover during the fiscal year ended February 29, 2000 was a significant amount of short-term trading engaged in by the Advisor during the second half of the fiscal year.

                             INVESTMENT LIMITATIONS


The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund MAY NOT:


(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)  Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies;

(9) Invest more than 25% of its total assets in the securities of issuers within a single industry; or

(10) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund MAY NOT:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (but the Fund may write covered call options);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.


With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in non-fundamental investment limitation 5. This statement of intention reflects a non-fundamental policy which may be changed by the Board of Trustees without shareholder approval.


                              TRUSTEES AND OFFICERS


The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust, age, principal occupations during the past 5 years and their aggregate compensation from the Trust during the most recent fiscal year. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                               Aggregate
Name, Position,                     Principal Occupation(s)                   Compensation
Age and Address                     During Past 5 Years                      From the Trust
----------------                    -------------------                      --------------

*Jasen M. Snelling (age 37)         President of CityFund Advisory,               None
Trustee and President               Inc., the Fund's investment
700 W. Pete Rose Way, Suite 127     adviser
Cincinnati, Ohio 45203

                                        9

James L. Saner (age 50)             President and Chief Executive                $1,500
Trustee                             Officer of Indiana United Bancorp
201 North Broadway
Greensburg, Indiana 47240

Christopher J. Smith (age 35)       President and Chief Executive                $1,500
Trustee and Chairman                Officer of Object Tiger, Inc.;
867 Thorntree Court                 previously, Corporate Counsel to
Bloomfield Hills, Michigan 48304    Seligman & Associates and Director
                                    of Amelia Earhart Capital Management,
                                    Inc., Southfield, Michigan

Jerry A. Smith (age 39)             President of Smith Insurance and              None
Secretary and Treasurer             Financial Services; Secretary and
18 West 10th Street                 Treasurer of CityFund Advisory, Inc.
Brookville, Indiana  47012

* Mr. Snelling, as an affiliated person of the Advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


No director, officer or employee of the Advisor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $500 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The Trust has no bonus, profit sharing, pension or retirement plans.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 6, 2001, the Trustees and officers of the Trust as a group owned beneficially i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. As of the same date, Legg Mason Wood Walker Inc., P.O. Box 1476, Baltimore, Maryland 21202 owned of record 30.4% of the then outstanding Class B shares of the Fund and 32.9% of the then outstanding Class C shares of the Fund. Legg Mason Wood Walker Inc. may be deemed to control the Fund by virtue of owning 25% or more of the Fund's outstanding shares. As of June 6, 2001, JJB Hilliard WL Lyons Inc., 501 South 4th Street, Louisville, Kentucky 40202, owned of record 6.4% of the then outstanding Class B shares of the Fund; Lana L. Dunnigan, 13087 Bentley Road, Brookville, Indiana 47012, owned of record 11.1% of the then outstanding Class C shares of the Fund; Marguerite Smith, 4536 Homelawn Avenue, Cincinnati, Ohio 45211, owned of record 9.3% of the then outstanding Class C shares of the Fund; Arthur W. Smith, 4536 Homelawn Avenue, Cincinnati, Ohio 45211, owned of record 9.1% of the then outstanding Class C shares of the Fund; and Cheryl L. Kaiser, 13191 Bentley Road, Brookville, Indiana 47012, owned of record 13.0% of the then outstanding Class C shares of the Fund.

                               INVESTMENT ADVISOR

CityFund Advisory, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement dated June 29, 2001. The Advisory Agreement has an initial term of two years and may be renewed for additional one year periods thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor is compensated by the Fund at the annual rate of 1.2% of the Fund's average daily net assets. For the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the Fund paid investment advisory fees (net of voluntary fee waivers) of $47,804, $43,668 and $22,030, respectively.

The  controlling  shareholders of the Advisor are by Jasen M. Snelling and Jerry
A. Smith, who are officers of the Trust.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Plans of Distribution Pursuant to Rule 12b-1"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of the members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Advisor are paid by the Advisor.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

The Advisor has been retained as transfer agent to maintain the records of each shareholder's account, answer shareholders' inquiries concerning their accounts, process purchases and redemptions of the Fund's shares, act as dividend and distribution disbursing agent and perform other shareholder service functions. The Advisor receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines. The Advisor subcontracts with Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, to assist the Advisor in providing transfer agent services to the Fund.

                                   DISTRIBUTOR

Unified Financial Securities, Inc. (the "Distributor"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan Under Rule 12b-1" below.

                                 OTHER SERVICES

AUDITORS. The firm of Berge & Company Ltd., 20 W. Ninth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

ADMINISTRATOR. The Trust retains Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide administrative services to the Fund. In this capacity, Ultimus supplies non-investment related internal regulatory compliance services. The Fund pays to Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million and .1% of such assets in excess of $100 million, subject to a minimum fee of $1,000 per month. For the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the Fund paid administration fees of $17,806, $33,052 and $9,418, respectively.

FUND ACCOUNTANT. As of May 1, 2001, Unified Fund Services, Inc. ("Unified") provides accounting and pricing services to the Fund. Unified generally receives from the Fund a monthly minimum fee at the annual rate of $32,500 for calculating daily net asset value per share and maintaining such books and records as are necessary for Unified to perform its duties. Unified has agreed, however, to discount its fees during such time as the Fund's assets are less than $10 million. From May 18, 2000 to April 30, 2001, Ultimus served as fund accountant; and prior to

May 18, 2000, Fifth Third Bank served as fund accountant. For the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the Fund paid accounting services fees of $31,003, $37,316 and $22,459, respectively.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in the over-the-counter market and will be executed on a net basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest. Investment decisions for the Fund will be made independently from any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the total brokerage commissions paid by the Fund were $15,711, $27,285 and $7,041, respectively. The increase in brokerage commissions paid by the Fund during the fiscal year ended February 29, 2000 was due to an increase in assets of the Fund and a significantly higher rate of portfolio turnover.


CODE OF ETHICS. The Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust and the Advisor are on public file with, and are available from, the SEC.

                       DISTRIBUTION PLANS UNDER RULE 12B-1


The Fund has adopted Plans of Distribution (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans permit the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares.

CLASS A SHARES. The plan for Class A shares permits the Fund to pay for expenses incurred in the distribution and promotion of such shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to such shares. Unreimbursed expenses will not be carried over from year to year.

CLASS B AND CLASS C SHARES. Under the Plans for Class B and Class C shares, each class may expend in any fiscal year up to 1% of the average daily net assets allocable to such shares to finance any activity which is primarily intended to result in the sale of its shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Plans as service fees to any person who sells shares may not exceed an annual rate of .25% of the average net assets allocable to such shares. Expenditures under the Plan for distribution activities as an asset-based sales charge may not exceed an annual rate of .75% of the average net assets allocable to such shares.


Dealers and other service organizations receive commissions from the Advisor for selling Fund shares, which are paid at the time of sale. The expenditures payable under the Plans for distribution activities (at an annual rate of .75% of net assets) are intended to cover the expense to the Advisor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if shares are redeemed prior to the expiration of the CDSC period. To provide funds for the payment of up-front sales commissions, the Advisor has arranged a line of credit with an unaffiliated third party lender, which provides funds for the payment of commissions and other fees payable to dealers and other service organizations which sell Fund shares. Under the terms of the financing, the Advisor may assign to the lender the distribution fees that may be payable from time to time to the Advisor under the Plans and the contingent deferred sales charges payable to the Advisor.

During the fiscal year ended February 28, 2001, Class B and Class C shares of the Fund incurred $95,442 and $2,155, respectively, in distribution expenses, which was paid to the Advisor to reimburse it for interest and other borrowing costs incurred and for payments to broker-dealers and others for the retention of assets.

GENERAL INFORMATION. Potential benefits to the Fund from the Plans include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. The Plans, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plans is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plans will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plans. The Plans, the Underwriting Agreement and the Dealer Agreements may be terminated with respect to a particular class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of such class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority of the outstanding shares of the applicable class as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plans (the "Independent Trustees"). In order for the Plans to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plans must be reported quarterly in a written report to the Trustees for their review.

Jasen M. Snelling and Jerry A. Smith, who are the controlling shareholders of the Advisor, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Advisor will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Advisor.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan except for potential deferred sales charges. The Prospectus contains additional information and limitations relating to the use of a Systematic Withdrawal Plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-877-624-6465, or by writing to:

                            Regional Opportunity Fund
                              Shareholder Services
                           700 W. Pete Rose Way, #127
                             Cincinnati, Ohio 45203

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale;
(c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Advisor at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Advisor.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Advisor. Selling dealers have the responsibility of transmitting orders promptly to the Advisor. Fund shares may be subject to a contingent deferred sales charge upon redemption. The Advisor may compensate dealers up-front from its own funds for distribution-related activities in connection with the sale of Fund shares, for which the Advisor will receive the contingent deferred sales charge and a distribution fee under the Plan as described in "Distribution Plan Under Rule 12b-1." The current schedule of contingent deferred sales charges is set forth in the Prospectus. During the fiscal years ended February 28, 2001 and February 29, 2000, the Advisor received $83,412 and $5,539, respectively, of contingent deferred sales charges.


Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below:

RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Advisor that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Advisor. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Advisor that an investment is being made pursuant to an executed Letter of Intent.

OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Advisor for additional information concerning purchases at net asset value or at reduced sales loads.

The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.


REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows: The net asset value of shares of the Fund is determined as of 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of the Fund is calculated by adding the value of the securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Fund.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify and remain qualified as a regulated investment company. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividends with respect to the shares. A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion (currently 30.5%) of taxable distributions paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of Class B shares of the Fund for the one year period ended February 28, 2001 and for the period since inception (July 24, 1996) to February 28, 2001 are -36.44% and 16.46%, respectively. The average annual total returns of Class C shares of the Fund for the one year period ended February 28, 2001 and for the period since inception (January 31, 2000) to February 28, 2001 are -32.44% and -24.19%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The cumulative total return of Class B shares of the Fund (computed without the applicable sales load) for the period since inception (July 24, 1996) to February 28, 2001 is 102.71%. The average annual Nonstandardized Returns of Class B shares of the Fund (computed without the applicable sales load) for the one year period ended February 28, 2001, for the three year period ended February 28, 2001 and for the period since inception (July 24, 1996) to February 28, 2001 are -31.44%, 9.91% and 16.58%,
respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Fund's total return performance data will combine the performance of the Fund with the performance of the Predecessor Fund prior to the reorganization of the Predecessor Fund into the Fund on June 29, 1998. The investment objective, policies and restrictions of the Predecessor Fund were substantially identical to those of the Fund.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged companies located in the Cincinnati tri-state area. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

     o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained. The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

     MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2 - Instruments assigned this rating have satisfactory q degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

     AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 2001, together with the independent auditors' report thereon, are included on the following pages.

                            DUNHILL INVESTMENT TRUST


                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY


                                  ANNUAL REPORT


                                FEBRUARY 28, 2001

[LOGO]                         CityFund Advisory
================================================================================
Registered Investment Advisor, Institutional Portfolio Management, Mutual Fund Servicing

                       PRESIDENT'S LETTER TO SHAREHOLDERS
                                 April 27, 2001

     In the past half year the traditional economy has reminded us that rumors of its demise were exaggerated. Technology companies in the vanguard of the so-called new economy, while still achieving impressive innovations, suffered from a classic business problem of excess supply - companies produced more than their customers could buy. Also, since we last reported on Regional Opportunity Fund's performance at the end of August 2000, the U.S. economy has slowed to a near standstill for old-fashioned reasons - the Federal Reserve Board's interest-rate increases of 1999 and 2000 and rising energy prices. The slowdown significantly influenced the performance of the stock market. Growth stocks in general felt the effects, but the most highly priced stocks suffered the most damage. While your fund declined in value because of these trends, it broad diversification enhanced performance by maintaining exposure to many growth stocks with defensive qualities.

     Your fund invests in growth stocks, those that we believe will achieve earnings growth above the average of the stock market. Historically these stocks with strong earnings growth have been rewarded with capital appreciation over time. The fund's strategy is to invest in a broad array of growth stocks. The fund also owns holdings in companies of varying sizes. Most of the fund is invested in large companies, but it also invests in midsize companies that may have different performance characteristics.

     Many of the fund's top-performing holdings were in the financial and pharmaceutical sectors. Both tend to perform well when the market anticipates an economic slowdown because their businesses are not tied to the economic cycle. Pharmaceuticals, in particular, are relatively immune to changes in the business cycle and the rate of economic growth.

     Some of the fund's largest pharmaceutical positions were in Johnson & Johnson, Ely Lily and Pfizer. These companies have many profitable, established products as well as many new products coming to market and in development. For growth investors in particular, pharmaceutical companies provided a safe harbor from the market's storms.

Shareholder Services:                                   CityFund Advisory, Inc.:
Regional Opportunity Fund                                 700 West Pete Rose Way
C/O Unified Fund Services                                              Suite 127
P.O. Box 6110                                             Cincinnati, Ohio 45203
Indianapolis, IN 46206-6110                                         513-721-4800

                                  513-721-4800
                                 1-877-624-6465
                               CTYFND@BIGFOOT.COM
           Shareholder Services, Fund Advisor and 24-hour NAV updates

     The fund's financial holdings included banks and credit cards. As we have noted, our defensive stance led us to emphasize high-quality companies. Fifth Third Bancorp, a regional bank, performed well because is has a low-risk loan portfolio that investors found attractive when fears of a recession mounted.

     From March 1, 2000 through February 28, 2001 the fund's performance was ($31.44), excluding sales charges. In comparison to the NASDAQ Index (54.10) and the S & P 500 Index of (6.948). The fund during this period was more concentrated in NASDAQ stocks than stocks made up of the S & P 500. Over the past year, we have seen production capacity outpace demand in several industries as business and consumer spending stopped growing. Business inventories, however, continued to grow primarily because of the Fed's tight monetary policy, and also because of rising energy prices. With higher prices for gasoline, heating fuels, and electricity, businesses and consumers had less disposable income. Retail sales in the December holiday season showed no significant increase over the previous year with sales of consumer electronics and personal computers well below optimistic forecasts.

     As we begin the next fiscal year, we still are positioning it defensively but less so than in the prior six months. Investors have grown more confident that the Fed is acting correctly to restore economic growth, but many months may pass before interest rates influence the economy. The January and April rallies are encouraging, but it is still too early to view this as a sustainable improvement in market sentiment. We are looking for opportunities to add more aggressive growth stocks, those with higher growth rates and valuations, to the fund while relying on comprehensive research to avoid companies that may miss their earning targets. The fund's strategy of investing in a diverse range of growth opportunities provides us with the flexibility to maintain a defensive stance while searching for these opportunities.


Jasen M. Snelling
President

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REGIONAL
       OPPORTUNITY FUND (CLASS B)* VERSUS THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

                     --------------------------------------
                                     Regional
                                   Opportunity
                                       Fund         S&P 500
                                    (Class B)        Index
                                    ---------        -----

                     Jul-96          $ 10,000      $ 10,000
                     Sep-96          $ 11,444      $ 11,016
                     Dec-96          $ 11,125      $ 11,935
                     Mar-97          $ 11,036      $ 12,254
                     Jun-97          $ 12,393      $ 14,394
                     Sep-97          $ 13,918      $ 15,472
                     Dec-97          $ 13,730      $ 15,916
                     Mar-98          $ 15,553      $ 18,137
                     Jun-98          $ 16,108      $ 18,735
                     Sep-98          $ 15,810      $ 16,872
                     Dec-98          $ 21,259      $ 20,465
                     Mar-99          $ 24,815      $ 21,485
                     Jun-99          $ 23,290      $ 22,999
                     Sep-99          $ 22,140      $ 21,563
                     Dec-99          $ 27,529      $ 24,771
                     Mar-00          $ 29,369      $ 25,339
                     Jun-00          $ 28,356      $ 24,665
                     Sep-00          $ 28,531      $ 24,426
                     Dec-00          $ 22,408      $ 22,519
                     Feb-01          $ 20,171      $ 21,191

                     --------------------------------------

            Past performance is not predictive of future performance.

                           Regional Opportunity Fund
                          Average Annual Total Returns
                            (as of February 28, 2001)
                        --------------------------------
                                                  Since
                                       1 Year  Inception**
                        Class B        -36.44%     6.46%
                        Class C        -32.44%   -24.19%
                        --------------------------------

* The line graph above represents performance of Class B shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

**The initial public offering of Class B shares commenced on July 24, 1996 and the initial public offering of Class C shares commenced on January 31, 2000.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments in securities at market value
      (identified cost $5,027,036)                                  $  6,580,196
   Receivable for capital shares sold                                        455
   Receivable from Fund Manager                                           75,618
   Dividends and interest receivable                                       4,996
                                                                    ------------
      Total Assets                                                     6,661,265
                                                                    ------------

LIABILITIES
   Payable for investment securities purchased                           284,875
   Payable for capital shares redeemed                                     1,015
   Payable to affiliate                                                    5,500
   Other accrued expenses and liabilities                                 37,334
                                                                    ------------
      Total Liabilities                                                  328,724
                                                                    ------------

NET ASSETS                                                          $  6,332,541
                                                                    ============

NET ASSETS CONSIST OF:
   Paid-in capital                                                  $  4,337,357
   Accumulated net realized gains from security transactions             442,024
   Net unrealized appreciation on investments                          1,553,160
                                                                    ------------

      Net Assets                                                    $  6,332,541
                                                                    ============

PRICING OF CLASS B SHARES
   Net assets attributable to Class B shares                        $  6,112,924
                                                                    ============

   Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                         395,356
                                                                    ============

   Net asset value and offering price per share *                   $      15.46
                                                                    ============

PRICING OF CLASS C SHARES
   Net assets attributable to Class C shares                        $    219,617
                                                                    ============

   Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                          14,204
                                                                    ============

   Net asset value and offering price per share *                   $      15.46
                                                                    ============

* Redemption price per share varies by length of time shares are held.

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                 $     30,587
   Interest income                                                       45,911
                                                                   ------------
      Total Investment Income                                            76,498
                                                                   ------------

EXPENSES
   Management fees                                                      117,117
   Distribution fees - Class B                                           95,442
   Distribution fees - Class C                                            2,155
   Fund accounting fees                                                  31,003
   Professional fees                                                     25,119
   Shareholder services and transfer agent fees                          22,854
   Administration fees                                                   17,806
   Postage and supplies                                                   8,120
   Custodian fees                                                         5,500
   Trustees' fees and expenses                                            3,184
   Printing of shareholder reports                                        3,008
   Registration fees                                                      2,245
   Other expenses                                                         4,543
                                                                   ------------
      Total Expenses                                                    338,096
   Fees waived by the Manager                                           (69,313)
                                                                   ------------
      Net Expenses                                                      268,783
                                                                   ------------

NET INVESTMENT LOSS                                                    (192,285)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                        984,474
   Net decrease in unrealized appreciation/
      depreciation on investments                                    (3,878,258)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (2,893,784)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (3,086,069)
                                                                   ============

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED           YEAR ENDED
                                                                            FEBRUARY 28, 2001    FEBRUARY 29, 2000
                                                                            -----------------    -----------------
FROM OPERATIONS
   Net investment loss                                                         $   (192,285)        $   (234,566)
   Net realized gains on investments                                                984,474            2,567,018
   Net change in unrealized appreciation/depreciation on investments             (3,878,258)           1,234,519
                                                                               ------------         ------------
      Net increase (decrease) in net assets resulting from operations            (3,086,069)           3,566,971
                                                                               ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains                                                         (888,303)          (1,907,066)
                                                                               ------------         ------------

FROM CAPITAL SHARE TRANSACTIONS
   CLASS B SHARES
   Proceeds from shares sold                                                        881,098              820,412
   Net asset value of shares issued in reinvestment
     of distributions to shareholders                                               850,285            1,907,066
   Payments for shares redeemed                                                  (5,311,104)            (959,697)
                                                                               ------------         ------------
      Net increase (decrease) in net assets from Class B share transactions      (3,579,721)           1,767,781
                                                                               ------------         ------------

   CLASS C SHARES (a)
   Proceeds from shares sold                                                        320,462               79,806
   Net asset value of shares issued in reinvestment
     of distributions to shareholders                                                29,711                   --
   Payments for shares redeemed                                                     (86,713)                  --
                                                                               ------------         ------------
      Net increase in net assets from Class C share transactions                    263,460               79,806
                                                                               ------------         ------------

      Total increase (decrease) in net assets                                    (7,290,633)           3,507,492

NET ASSETS
   Beginning of year                                                             13,623,174           10,115,682
                                                                               ------------         ------------
   End of year                                                                 $  6,332,541         $ 13,623,174
                                                                               ============         ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   CLASS B SHARES
   Shares sold                                                                       39,829               34,150
   Shares issued in reinvestment of distributions to shareholders                    43,627               80,535
   Shares redeemed                                                                 (221,216)             (37,991)
                                                                               ------------         ------------
     Net increase (decrease) in shares outstanding                                 (137,760)              76,694
      Shares outstanding, beginning of year                                         533,116              456,422
                                                                               ------------         ------------
      Shares outstanding, end of year                                               395,356              533,116
                                                                               ============         ============

   CLASS C SHARES (a)
   Shares sold                                                                       13,974                3,281
   Shares issued in reinvestment of distributions to shareholders                     1,524                   --
   Shares redeemed                                                                   (4,575)                  --
                                                                               ------------         ------------
     Net increase in shares outstanding                                              10,923                3,281
      Shares outstanding, beginning of year                                           3,281                   --
                                                                               ------------         ------------
      Shares outstanding, end of year                                                14,204                3,281
                                                                               ============         ============

(a)  Class C commenced operations on January 31, 2000.

                See accompanying notes to financial statements.

                            REGIONAL OPPORTUNITIES FUND: OHIO, INDIANA, KENTUCKY
                                                                         CLASS B

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                         YEAR            YEAR            YEAR            YEAR          PERIOD
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                     FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                                         2001            2000            1999            1998          1997 (a)
                                                      ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
--------------
Net asset value at beginning of period                $    25.40      $    22.16      $    15.41      $    11.33      $    10.46
                                                      ----------      ----------      ----------      ----------      ----------
Income from investment operations
   Net investment loss                                     (0.47)          (0.38)          (0.32)          (0.13)          (0.02)
   Net realized and unrealized gains
      (losses) on investments                              (7.01)           7.76            7.07            4.21            1.30
                                                      ----------      ----------      ----------      ----------      ----------
   Total from investment operations                        (7.48)           7.38            6.75            4.08            1.28
                                                      ----------      ----------      ----------      ----------      ----------

Distributions from net realized gains                      (2.46)          (4.14)             --              --           (0.41)
                                                      ----------      ----------      ----------      ----------      ----------

Net asset value at end of period                      $    15.46      $    25.40      $    22.16      $    15.41      $    11.33
                                                      ==========      ==========      ==========      ==========      ==========

TOTAL RETURN (b)                                          (31.44)%         34.70%          43.80%          36.01%          12.25%
------------                                          ==========      ==========      ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period                           $6,112,924      $13,539,836     $10,115,682     $4,965,434      $  646,067

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees            3.46%            3.52%           3.64%          5.81%          12.14%(c)
   After expense reimbursement and waived fees             2.75%            2.70%           2.70%          2.69%           2.66%(c)

Ratio of net investment loss to average net assets       (1.97)%          (2.04)%         (1.87)%        (1.69)%         (1.04)%(c)

Portfolio turnover rate                                      58%             151%             26%            21%             39%(c)

(a) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997. Class B shares were initially purchased on April 10, 1995 by the Adviser, who subsequently redeemed the initial shares on March 13, 1996.
(b)  Calculated without sales charge.
(c)  Annualized.

                See accompanying notes to financial statements.

                            REGIONAL OPPORTUNITIES FUND: OHIO, INDIANA, KENTUCKY
                                                                         CLASS C

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                     YEAR           PERIOD
                                                                    ENDED            ENDED
                                                                 FEBRUARY 28,    FEBRUARY 29,
                                                                     2001          2000 (a)
                                                                  ----------      ----------
PER SHARE DATA
--------------
Net asset value at beginning of period                            $    25.40      $    23.50
                                                                  ----------      ----------
Income from investment operations
   Net investment loss                                                 (0.47)          (0.04)
   Net realized and unrealized gains (losses) on investments           (7.01)           1.94
                                                                  ----------      ----------
   Total from investment operations                                    (7.48)           1.90
                                                                  ----------      ----------

Distributions from net realized gains                                  (2.46)             --
                                                                  ----------      ----------

Net asset value at end of period                                  $    15.46      $    25.40
                                                                  ==========      ==========

TOTAL RETURN (b)                                                    (31.44)%           8.09%
------------                                                      ==========      ==========

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period                                       $  219,617      $   83,338

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees                        3.46%           3.79%(c)
   After expense reimbursement and waived fees                         2.75%           2.70%(c)

Ratio of net investment loss to average net assets                   (1.97)%         (2.18)%(c)

Portfolio turnover rate                                                  58%            151%(c)

(a) Represents the period from the first public offering to shareholders (January 31, 2000) through February 29, 2000.
(b)  Calculated without sales charge.
(c)  Annualized.

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
----------                                                         ------------
               COMMON STOCKS - 98.8%
               COMMUNICATIONS - 3.4%
     1,000     Comverse Technology, Inc. (a)                       $     74,938
     3,000     Corning, Inc.                                             81,300
     1,000     Nextel Communications, Inc. (a)                           24,062
     2,000     WorldCom, Inc. (a)                                        33,250
                                                                   ------------
                                                                        213,550
                                                                   ------------

               COMMUNICATIONS EQUIPMENT - 1.6%
     1,500     ADC Telecommunications, Inc. (a)                          16,688
     3,000     Echostar Communications Corp. - Class A (a)               78,375
       294     McData Corp. - Class A (a)                                 5,255
                                                                   ------------
                                                                        100,318
                                                                   ------------

               COMPUTERS & INFORMATION - 9.0%
     8,000     EMC Corp. (a)                                            318,080
     2,000     Lexmark International, Inc. - Class A (a)                104,000
     3,000     MCSI, Inc. (a)                                            48,938
     5,000     Palm, Inc. (a)                                            86,875
       225     Veritas Software Co. (a)                                  14,611
                                                                   ------------
                                                                        572,504
                                                                   ------------

               COMPUTER SERVICES - 6.6%
     4,000     3Com Corp. (a)                                            36,500
     1,000     CheckFree Corp. (a)                                       48,188
     4,300     Check Point Software Technologies, Ltd. (a)              275,738
     3,000     Oracle Corp. (a)                                          57,000
                                                                   ------------
                                                                        417,426
                                                                   ------------

               CONGLOMERATES - 4.8%
     6,600     General Electric Co.                                     306,900
                                                                   ------------

               DIVERSIFIED MANUFACTURING - 3.4%
     4,000     Tyco International, Inc.                                 218,600
                                                                   ------------

               FIBER OPTICS - 1.6%
     3,800     JDS Uniphase Corp. (a)                                   101,650
                                                                   ------------

               FILTRATION PRODUCTS - 0.4%
     1,000     Scott Technologies, Inc. (a)                              22,750
                                                                   ------------

               FINANCIAL SERVICES - INSURANCE - 1.0%
     2,000     Metlife, Inc.                                             61,700
                                                                   ------------

               FOOD RETAILERS - 0.4%
     1,000     Kroger Co. (a)                                            24,240
                                                                   ------------

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
----------                                                         ------------

               COMMON STOCKS - 98.8% (CONTINUED)
               GAMBLING (NON-HOTEL) - 1.4%
     4,000     Argosy Gaming Co. (a)                               $     88,800
                                                                   ------------

               HOUSEHOLD PRODUCTS, NONDURABLE - 4.3%
     3,860     The Procter & Gamble Co.                                 272,130
                                                                   ------------

               INDUSTRIAL & COMMERCIAL SERVICES - 4.0%
     6,000     Convergys Corp. (a)                                      254,160
                                                                   ------------

               INTERNET RETAIL - 0.8%
     5,000     Amazon.com, Inc. (a)                                      50,937
                                                                   ------------

               INTERNET SOFTWARE - 4.5%
     2,000     BroadVision, Inc. (a)                                     14,500
    10,000     I2 Technologies, Inc. (a)                                268,750
                                                                   ------------
                                                                        283,250
                                                                   ------------

               LINEN SUPPLY - 2.3%
     4,000     Cintas Corp.                                             144,063
                                                                   ------------

               MEDICAL SUPPLIES - 10.6%
     1,500     Amgen, Inc. (a)                                          108,094
     2,000     Genzyme Corp. (a)                                        175,875
     7,600     Guidant Corp. (a)                                        387,372
                                                                   ------------
                                                                        671,341
                                                                   ------------

               MOTORCYCLES/MOTOR SCOOTERS - 2.1%
     3,000     Harley-Davidson, Inc.                                    130,050
                                                                   ------------

               PHARMACEUTICALS - 6.8%
     1,000     Immunex Corp. (a)                                         32,562
     2,800     Johnson & Johnson                                        272,524
     2,800     Pfizer, Inc.                                             126,000
                                                                   ------------
                                                                        431,086
                                                                   ------------

               POWER (INDEPENDENT) - 5.6%
     8,000     Calpine Corp. (a)                                        355,920
                                                                   ------------

               REGIONAL BANKS - 4.3%
     2,312     Fifth Third Bancorp                                      124,414
     2,000     KeyCorp                                                   52,000
     2,000     National City Corp.                                       54,400
     1,865     U.S. Bancorp                                              43,268
                                                                   ------------
                                                                        274,082
                                                                   ------------

               RETAIL STORES - 0.8%
     1,000     Abercrombie and Fitch Co. - Class A (a)                   28,360
     1,000     Bed Bath & Beyond, Inc. (a)                               24,625
                                                                   ------------
                                                                         52,985
                                                                   ------------

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
----------                                                         ------------

               COMMON STOCKS - 98.8% (CONTINUED)
               SEMICONDUCTOR & RELATED - 4.2%
     3,000     Conexant Systems, Inc. (a)                          $     36,750
     6,000     Intel Corp.                                              171,375
     2,000     Texas Instruments, Inc.                                   59,100
                                                                   ------------
                                                                        267,225
                                                                   ------------

               SOFTWARE & PROCESSING - 13.1%
     9,600     AOL Time Warner, Inc. (a)                                422,688
     7,100     Cisco Systems, Inc. (a)                                  168,181
     4,000     Microsoft Corp. (a)                                      236,000
                                                                   ------------
                                                                        826,869
                                                                   ------------

               UTILITIES - 1.8%
     1,000     American Electric Power Co., Inc.                         47,540
     1,000     Exelon Corp.                                              65,370
                                                                   ------------
                                                                        112,910
                                                                   ------------


               TOTAL COMMON STOCKS - 98.8% (COST $4,702,286)       $  6,255,446
                                                                   ------------


               MONEY MARKET SECURITIES - 5.1%
   324,750     Firstar Stellar Treasury Fund (Cost $324,750)       $    324,750
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE - 103.9%
                 (COST $5,027,036)                                 $  6,580,196

               LIABILITIES IN EXCESS OF OTHER ASSETS - (3.9)%          (247,655)
                                                                   ------------

               NET ASSETS - 100.0%                                 $  6,332,541
                                                                   ============

(a)  Non-income producing security.

                See accompanying notes to financial statements.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund) is a non-diversified, open-end series of the Dunhill Investment Trust (the Trust), a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as an Ohio business trust on March 31, 1998. Pursuant to an Agreement and Plan of Reorganization, the Fund, on June 29, 1998, succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Maplewood Investment Trust.

The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region.

The Fund offers two separate classes of shares: Class B and Class C. Class B shares of the Fund are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees up to 1% of average daily net assets. The contingent deferred sales charge is applicable to redemptions during the five-year period from the date of purchase. The charge declines from 5% to 0% over the five-year period. Class C shares of the Fund are offered at net asset value and are subject to a 1% contingent deferred sales charge if redeemed within one year after purchase and 12b-1 distribution fees up to 1% of average daily net assets. Contingent deferred sales charges were $83,412 during the year ended February 28, 2001.

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

REPURCHASE AGREEMENTS - The Fund may invest its cash reserves by entering into repurchase agreements with its custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

SHARE VALUATION - The net asset value of each class of shares is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The redemption price per share of each class is equal to the net asset value per share less any applicable contingent deferred sales charge.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October
31) plus undistributed amounts from prior years.

RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended February 28, 2001, the Fund reclassified net investment losses of $192,285 against paid-in capital on the Statement of Assets and Liabilities. This reclassification was the result of permanent differences between financial statement and income tax reporting requirements and has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended February 28, 2001, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,126,644 and $8,859,950, respectively.

For federal income tax purposes, the cost of portfolio investments amounted to $5,027,036 at February 28, 2001. The composition of unrealized appreciation (the excess of value over cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

          Gross unrealized appreciation             $  2,117,312
          Gross unrealized depreciation                 (564,152)
                                                    ------------
            Net unrealized appreciation             $  1,553,160
                                                    ============

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers of Dunhill Investment Advisors, Ltd. (Dunhill), the manager and administrator for the Fund, and CityFund Advisory, Inc. (CityFund), the investment advisor to the Fund.

FUND MANAGER AGREEMENT
The Fund is managed by Dunhill under the terms of a Management Agreement. The Fund pays Dunhill a fee equal to the annual rate of 1.20% of the average value of its daily net assets. For the year ended February 28, 2001, Dunhill waived $69,313 of its management fees.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by CityFund under the terms of an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, Dunhill (not the Fund) pays CityFund a fee equal to an annual rate of .50% of the average daily net assets of the Fund.

                              REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ADMINISTRATIVE AGREEMENT
Under the terms of an Administrative Agreement, Dunhill supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, Dunhill receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million. During the year ended February 28, 2001, Dunhill was paid $17,806 of fees under the Agreement. Dunhill subcontracts with Ultimus Fund Solutions, LLC to assist Dunhill in providing administrative services to the Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement, Dunhill maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Dunhill receives a monthly fee from the Fund at the annual rate of $17 per shareholder account, subject to a minimum monthly fee of $2,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies. During the year ended February 28, 2001, Dunhill was paid $22,854 of fees under the Agreement. Dunhill subcontracts with Unified Fund Services, Inc. to assist Dunhill in providing transfer agent services to the Fund.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, Unified Management Corporation (the Distributor) is the national distributor for the Fund. The Distributor may sell Fund shares to or through qualified securities dealers or others.

4.   DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 1.00% of the Fund's average daily net assets. During the year ended February 28, 2001, Class B and Class C shares of the Fund incurred distribution expenses under the Plan of $95,442 and $2,155, respectively.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended February 28, 2001. On November 13, 2000, the Fund declared and paid a long-term capital gain distribution of $0.409 per share and a short-term capital gain distribution of $2.055 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distributions, if any, paid during the 2000 calendar year early in 2001.

                           INDEPENDENT AUDITORS REPORT

To the Shareholders and
Board of Trustees
Dunhill Investment Trust

We have audited the accompanying statement of assets and liabilities of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), a series of the Dunhill Investment Trust, including the portfolio of investments, as of February 28, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997 and the year ended February 28, 1998, were audited by other auditors whose report dated March 27, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

Berge & Company LTD
Cincinnati, Ohio
April 25, 2001

                            DUNHILL INVESTMENT TRUST
                            ------------------------

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
--------  --------

     (a) Agreement and Declaration of Trust--Incorporated herein by reference to original Registration Statement on Form N-1A filed on June 2, 1998

     (b) Bylaws--Incorporated herein by reference to original Registration Statement on Form N-1A filed on June 2, 1998

     (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws


     (d) Advisory Agreement with CityFund Advisory, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on June 29, 2001


     (e)  (i)   Distribution   Agreement  with  Unified  Financial   Securities,
                Inc.--Incorporated   herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 3 filed on November 1, 1999

          (ii) Form of Dealer Agreement--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on November 1, 1999

     (f)  Inapplicable

     (g) Custody Agreement with Firstar Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on June 1, 2000


     (h)  (i)   Transfer,  Dividend  Disbursing,  Shareholder  Service  and Plan
                Agency Agreement with CityFund Advisory, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No.
                5 filed on June 29, 2001

          (ii)  Sub-Transfer   Agency  Services   Agreement  with  Unified  Fund
                Services, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on June 29, 2001

          (iii) Fund Accounting  Services  Agreement with Unified Fund Services,
                Inc.--Incorporated   herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 5 filed on June 29, 2001

          (iv)  Administration    Agreement   with   Ultimus   Fund   Solutions,
                LLC--Incorporated    herein   by   reference   to   Registrant's
                Post-Effective Amendment No. 5 filed on June 29, 2001

     (i)  (i)   Share  Opinion of  Counsel--Incorporated  herein by reference to
                Registrant's  Post-Effective  Amendment  No. 1 filed on July 17,
                1998

          (ii) Tax Opinion of Counsel--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on July 17, 1998


     (j) Consent of Independent Public Accountants--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on June 29, 2001


     (k)  Inapplicable

     (l)  Inapplicable


     (m)  (i)   Plan of Distribution for Class A Shares--Filed herewith

          (ii)  Plans   of    Distribution    for    Class   B   and   Class   C
                Shares--Incorporated   herein  by  reference   to   Registrant's
                Post-Effective Amendment No. 3 filed on November 1, 1999

     (n)  Inapplicable


     (o)  Rule 18f-3 Plan--Filed herewith


     (p)  (i)   Code of Ethics--Incorporated herein by reference to Registrant's
                Post- Effective Amendment No. 4 filed on June 1, 2000

          (ii) Code of Ethics of CityFund Advisory, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on June 1, 2000

Item 24.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person my be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(e), as amended, these law, and not Ohio Revised Code Section 1701.13(e), shall govern.

          SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Advisory Agreement with CityFund Advisory, Inc. (the "Advisor") provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Advisor; provided, however, that nothing therein contained shall be construed to protect the Advisor against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Underwriting Agreement with Unified Financial Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

     (a) The Advisor provides discretionary investment advisory services to Registrant and serves as Registrant's transfer agent.

     (b) The directors and officers of the Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          Jasen M. Snelling - President and a director of the Advisor.

          Jerry A. Smith - Secretary and Treasurer and a director of the Advisor; President of Smith Insurance and Financial Services.

Item 27.  Principal Underwriters
--------  ----------------------

     (a) Unified Financial Securities, Inc. also acts as principal underwriter for the following investment companies:

          Industry Leaders Fund
          104 Summit Avenue
          Summit, NJ 07902

          The Julius Baer Investment  Funds
          330 Madison Avenue
          New York, NY 10017

          Labrador Mutual Fund
          2344 Corte De La Jara
          Pleasanton, CA 94566

          Milestone Funds
          1 Executive Boulavard
          Yonkers, NY 10701

          Lindbergh Funds
          5520 Telegraph Road, Suite 204
          St. Louis, MO 63129

          Valenzuela Capital Trust
          1270 Avenue of the Americas, Suite 508
          New York, NY 10020

          Securities Management & Timing Funds
          620 Woodmere Avenue, Suite B
          Traverse City, MI 49686

          Sparrow Funds
          225 S. Meramec Ave., Ste. 732
          St. Louis, MO 63105

          Firstar Select Funds
          431 North Pennsylvania Street
          Indianapolis, IN 46204

          The Unified Funds
          431 North Pennsylvania Street
          Indianapolis, IN 46204

     (b) The following list sets forth the directors and officers of Unified Financial Securities, Inc.

                            Position with                          Position with
Name                        Underwriter                              Registrant
----                        -----------                              ----------
Lynn E. Wood                Chairman                                    None
Stephen D. Highsmith, Jr.   President/CEO/Secretary                     None
Thomas G. Napurano          Executive Vice President/CFO/Director       None
James H. McKenzie           President, Commonwealth Division            None
Allen W. Pence              Senior Vice President/COO/Asst. Secty       None

     (c)  None

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its investment advisor, CityFund
          Advisory, Inc., 700 W. Pete Rose Way, Cincinnati, Ohio 45203; or of its administrator, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246; or of its accounting services agent and sub-transfer agent, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the offices of Registrant's custodian.

Item 29.  Management Services Not Discussed in Parts A or B
--------  -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio, on the 5th day of July, 2001.

                                        DUNHILL INVESTMENT TRUST


                                        By: /s/ Jasen M. Snelling
                                            ---------------------
                                            Jasen M. Snelling
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                Title                      Date
---------                                -----                      ----


/s/ Jasen M. Snelling                    Trustee and                July 5, 2001
-------------------------                President
Jasen M. Snelling


/s/ Jerry A. Smith                       Secretary and              July 5, 2001
-------------------------                Treasurer
Jerry A. Smith


            *                            Trustee
-------------------------
James L. Saner


            *                            Trustee
-------------------------
Christopher J. Smith


/s/ Jasen M. Snelling
-------------------------
Jasen M. Snelling
Attorney-in-Fact
July 5, 2001

                                INDEX TO EXHIBITS
                                -----------------

     (a)  Agreement and Declaration of Trust*

     (b)  Bylaws*

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d)  Advisory Agreement*

     (e)  (i)   Underwriting Agreement*

          (ii)  Form of Dealer's Agreement*

     (f)  Inapplicable

     (g)  Custody Agreement*

     (h)  (i)   Transfer,  Dividend  Disbursing,  Shareholder  Service  and Plan
                Agency Agreement*

          (ii)  Sub-Transfer Agency Services Agreement*

          (ii)  Fund Accounting Services Agreement*

          (iii) Administration Agreement*

     (i)  (i)   Share Opinion of Counsel*

          (ii)  Tax Opinion of Counsel*

     (j)  Consent of Independent Public Accountants*

     (k)  Inapplicable

     (l)  Inapplicable

     (m)  (i)   Plan of Distribution for Class A Shares

          (ii)  Plans of Distribution for Class B and Class C Shares*

     (n)  Inapplicable

     (o)  Rule 18f-3 Plan

     (p)  (i)   Code of Ethics*

          (ii)  Code of Ethics of CityFund Advisory, Inc.*

--------------------------------------------------------------------------------
* Incorporated by reference to previous filings of Registration Statement on Form N-1A